UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549

                       FORM 8 - K/A

                      CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report April 2, 1998


                           COMMISSION FILE NO. 0-24812


                            BRASSIE GOLF CORPORATION
------------------------------------------------------------------------
  (Exact name of registrant as specified in its charter)


               DELAWARE                       56-1781650
--------------------------------   -----------------------------

  (State or other jurisdiction (I.R.S. Employer Identification No.) incorporation or organization)

        One Tampa City Center, Suite 200, Tampa, FL 33602
------------------------------------------------------------------------------
             (Address of principal executive offices)


                          (813) 222-0611
------------------------------------------------------------------------------
       (Registrant's telephone number, including area code)


Check whether the registrant:  (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes |X| No |_|

                   BRASSIE GOLF CORPORATION

                         FORM 8 - K

                       TABLE OF CONTENTS




Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets - None

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events.....................................................Page 3

Item 6.  Resignations of Registrant's Directors - None

Item 7.  Financial Statements and Exhibits................................Page 3


Signatures................................................................Page 7

ITEM 5.  Other Events

The purpose of this current report on Form 8-K/A is to file the unaudited pro forma combined condensed financial statements and related notes thereto, which are in connection with the sale of the Company's leasehold interest in the golf course assets at The Gauntlet at Curtis Park ("Curtis Park") for $5,400,000 of which approximately $4,800,000 was used to reduce the Company's debt.


Item 7.  Financial Statements and Exhibits

              Financial Statements

                   BRASSIE GOLF CORPORATION
        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                    MARCH 31, 1998
                       (Unaudited)

The following unaudited pro forma condensed consolidated balance sheet is presented as if Curtis Park was sold on March 31, 1998 and should be read in conjunction with the pro forma condensed consolidated statements of operations by the Company for the three months ended March 31, 1998.The pro forma condensed consolidated balance sheet is unaudited and is not necessarily indicative of the actual financial position of the Company had the transaction actually occurred on March 31, 1998 nor does it represent the future financial condition of the Company.

                                         Brassie Golf                            Brassie Golf
                                          Combined                               Combined
                                          Historical (a)      Curtis Park (b)    Pro Forma
                                      ------------------  --------------------   --------------

Current assets:
  Cash (deficit)                            $  (148,362)  $         263,434      $    115,072
  Cash restricted                                126,012           (126,012)
  Accounts and notes receivable                  429,577                (63)          429,514
  Accounts receivable from related
    parties                                       25,358                               25,358
  Inventories and other current assets           892,494           (170,494)          722,000
                                      ------------------  --------------------    --------------
Total current assets                           1,325,079            (33,135)        1,291,944



Property and equipment, net                    7,169,858         (4,416,950)        2,752,908
Goodwill, net                                    325,729                              325,729
Intangible assets, net                           651,627           (177,590)          474,037
                                      ------------------ --------------------     --------------
Total assets                                $  9,472,293 $       (4,627,675)      $ 4,844,618
                                      ================== ====================     ==============

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                      BRASSIE GOLF CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                       MARCH 31, 1998
                          (Unaudited)

                                        Brassie Golf                              Brassie Golf
                                         Combined                                 Combined
                                       Historical (a)          Curtis Park(b)     Pro Forma
                                     --------------------    ------------------ -----------------

Liabilities And Shareholders Equity:
  Accounts payable and accrued
  expenses                                    $ 1,160,892     $    (323,556)    $   837,336
  Accrued interest payable                         76,818           (61,025)         15,793
  Income tax payable                              181,793                           181,793
  Mortgages and notes payable                   5,878,668        (4,766,894)      1,111,774
  Accrued discount on convertible
  debentures                                       51,489                            51,489

 Shareholders' Equity:
   Preferred Stock                                    283                               283
   Common Stock                                    48,344                            48,344
   Additional paid-in capital                  33,421,991                        33,421,991
   Accumulated deficit                       (31,028,264)           523,800     (30,504,464)
   Less cost of Convertible
     Preferred Stock held in
     Treasury, 281,250 shares                   (210,937)                          (210,937)
   Foreign currency translation
     adjustment                                 (108,784)                          (108,784)
                                      -------------------    ------------------ -----------------
Total shareholders' equity                      2,122,633           523,800       2,646,433
                                      -------------------    ------------------ -----------------
Total liabilities and shareholders'            $9,472,293       $(4,627,675)    $ 4,844,618
equity                                ===================    ================== =================



Notes to the unaudited pro forma condensed consolidated balance sheet:

(a) Represents the Company's historical balance sheet contained in the Company's Quarterly Report on Form 10-QSB for the quarter ended March
      31, 1998.
(b) Represents the historical balance sheet of Curtis Park as of March 31, 1998, as adjusted for the Company's gain on the sale of assets.

                      BRASSIE GOLF CORPORATION
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
            FOR THE THREE MONTHS ENDED MARCH 31, 1998
                             (Unaudited)


The following unaudited pro forma condensed consolidated statement of operations is presented as if Curtis Park was sold as of January 1, 1998 and should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company. The pro forma condensed consolidated statement of operations is unaudited and is not necessarily indicative of the actual operations of the Company had the transaction actually occurred on January 1, 1998, nor does it purport to represent the future operating results of the Company.


                                          Brassie Golf                                                Brassie Golf
                                          Combined               Sale of          Pro Forma           Combined
                                          Historical(a)      Curtis Park (b)     Adjustments (c)      Pro Forma
                                      ------------------    -----------------   -----------------   ---------------
Operating Revenues                    $         137,468     $       (130,530)   $          -        $      6,938
Operating Expenses                           (1,359,857)             247,018                          (1,112,839)
Depreciation & Amortization                     (85,322)              72,421                             (12,901)
                                      ------------------    -----------------   -----------------   ---------------
Operating Loss                               (1,307,711)             188,909                         (1,118,802)

Interest Expense                               (206,131)              73,542                            (132,589)
Other Income (Expense)                         (338,146)                -               523,800          185,654
                                      ------------------    -----------------   -----------------   ---------------
Net Loss Before Extraordinary Items   $      (1,851,988)    $        262,451    $       523,800     $ (1,065,737)
                                      ==================    =================   =================   ===============
Net Loss Per Share Before
  Extraordinary Item                  $            (.04)                                            $       (.02)
                                      ===================                                           ===============
Weighted Average Shares Outstanding          46,756,200                                               46,756,200
                                      ===================                                           ===============


Notes to the Unaudited pro forma condensed consolidated statement of operations

(a) Represents the Company's historical statement of operations contained in its quarterly report on form 10-QSB for the Three months ended March 31, 1998.
(b) Reflects the historical statement of operations of Curtis Park for the three months ended March 31, 1998.
(c)  Reflects the Company's gain on the sale of Curtis Park.

                      BRASSIE GOLF CORPORATION
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1997

The  following   unaudited  pro  forma   condensed   consolidated
statement of operations is presented as if Curtis Park was sold as of January 1, 1997 and should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company. The pro forma condensed consolidated statement of operations is unaudited and is not necessarily indicative of the actual operations of the Company had the transaction occurred on January 1, 1997, nor does it purport to represent the future operations of the Company.

                                           Brassie Golf                                          Brassie Golf
                                           Combined              Sale of        Pro Forma        Combined
                                           Historical(a)      Curtis Park(b)    Adjustments(c)   Pro Forma
                                       ------------------   ------------------- ------------   ----------------
Operating Revenues                     $       4,093,599   $     (1,566,144)    $        -     $    2,527,455
Operating Expenses                            (5,788,985)         1,071,830                        (4,717,155)
Depreciation & Amortization                     (871,222)           463,305                          (407,917)
                                       ------------------   ------------------- ------------   ----------------
Operating Loss                                (2,566,608)           (31,009)                       (2,597,617)

Interest Expense                                (683,755)           282,674                          (401,081)
Loss on sale of subsidiaries                  (1,826,164)               -                          (1,826,164)
Other Income (Expense)                          (910,507)               -           523,800          (386,707)
                                        -----------------   -----------------   ------------   ----------------
Net Loss Before Extraordinary Item      $     (5,987,034)  $        251,665     $   523,800    $   (5,211,569)
                                        =================   =================   ============   ================
Net Loss Per Share Before
Extraordinary Item                      $           (.22)                                      $          (.18)
                                        =================                                      ================
Weighted Average Shares Outstanding            29,724,100                                            29,724,100
                                        =================                                      ================

Notes to the unaudited pro forma condensed consolidated statement of operations.

(a) Represents the Company's historical statement of operations contained in its Annual Report on From 10-KSB for the year ended December 31, 1997.
(b) Reflects the historical statement of operations of Curtis Park for the year ended December 31, 1997.
(c) Reflects the Company's gain on the sale of Curtis Park.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


                                   BRASSIE GOLF CORPORATION


                                By: /s/ Clifford F. Bagnall
                                -------------------------
                                   Clifford F. Bagnall
                                   Chief Financial Officer

Date: May 26, 1998

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